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                                                                   Exhibit 10.19



                            SUBORDINATION AGREEMENT
                            -----------------------

        This SUBORDINATION AGREEMENT ("Agreement") is dated as of March 9, 1994 among General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders under the hereinafter defined Credit Agreement (the "Agent"), Carlisle Plastics, Inc., a Delaware corporation ("Borrower"), Poly-Tech, Inc., a Minnesota corporation ("Poly-Tech"), A&E Products (Far East) Ltd., a Hong Kong corporation ("A&E"), Plasticos Bajacal S.A. de C.V., a Mexico corporation ("PB"), Rhino-X Industries, Inc., a Delaware corporation ("Rhino-X"), A&E Korea Ltd., a Delaware corporation ("A&E Korea"), American Western Corporation, a Delaware corporation ("AWC"), and AWC Transportation Corporation, a South Dakota corporation ("Transportation" and together with Poly-Tech, A&E, PB, Rhino-X, A&K Korea and AWC, the "Co-Obligors").

                                  WITNESSETH:

        WHEREAS, the Agent has entered into that certain Credit Agreement dated as of the date hereof with the Borrower and each of the Co-Obligors (as the same may be amended, supplemented or modified from time, the "Credit Agreement"), evidencing the Senior Debt (as hereinafter defined);

        WHEREAS, the Co-Obligors are, or from time to time will be, indebted to the Borrower, and the Borrower is, or from time to time will be, indebted to the Co-Obligors, such indebtedness comprising the Subordinated Indebtedness (as hereinafter defined);

        WHEREAS, the Co-Obligors and/or the Borrower, in their respective capacities as creditors of the Borrower and/or the Co- Obligors, are referred to herein as the "Subordinating Creditors"; and

        WHEREAS, the Senior Creditors (as hereinafter defined) and the Subordinating Creditors have entered into this Agreement to set forth the relative rights of payment and enforcement of the obligations of the Borrower and the Co-Obligors to the Subordinating Creditors with respect to the Subordinated Indebtedness and the obligations of the Borrower and the Co-Obligors to the Senior Creditors with respect to the Senior Debt.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        Section 1. CERTAIN DEFINITIONS. In addition to the terms defined in the recitals hereto, the following terms shall have the following meanings for the purpose of this Agreement:

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        Section 1.1.  BANKRUPTCY CODE.  The term "Bankruptcy Code" shall mean
11 U.S.C. [Section]101 ET SEQ., as from time to time hereinafter amended, and any successor or similar statute.

        Section 1.2. COLLATERAL. The term "Collateral" shall mean all assets, property and interests in property of the Borrower or any Co-Obligor, whether now owned or hereafter acquired (whether by purchase or lease) in which a Lien is granted pursuant to the Credit Agreement or any other Loan Document, as each of such agreements may hereafter be amended, modified or supplemented.

        Section 1.3. COLLECTION ACTION. The term "Collection Action" shall mean (a) to ask, demand, sue for, take or receive from or on behalf of the Borrower or any Co-Obligor, by set-off or in any other manner, the whole or any part of any monies which may now or hereafter be owing by the Borrower or any Co-Obligor to any Subordinating Creditor on any of the Subordinated Indebtedness, provided, that a request for and receipt of a payment of Subordinated Indebtedness when payment thereof is permitted under Section 3 hereof shall not be considered a Collection Action hereunder, (b) to initiate or participate with others in any suit, action or proceeding against the Borrower or any Co-Obligor to enforce payment of or to collect the whole or any part of the Subordinated Indebtedness, (c) to ask, demand, take or receive any security for any of the Subordinated Indebtedness, or (d) to accelerate any of the Subordinated Indebtedness.

        Section 1.4. EVENT OF BANKRUPTCY. The term "Event of Bankruptcy" shall mean any of the following: (a) the filing by the Borrower or any Co-Obligor of a voluntary petition in bankruptcy under any provision of any bankruptcy law (including, without limitation, the Bankruptcy Code) or a petition to take advantage of any receivership or insolvency laws, including, without limitation, any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of the Borrower or any Co-Obligor, the Borrower's or any Co-Obligor's debts or the Borrower's or any Co-Obligor's assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for the Borrower or any Co-Obligor or a material part of the Borrower's or any Co-Obligor's property; (b) the admission in writing by the Borrower or any Co-Obligor of its inability to pay its debts generally as they become due; (c) the appointment of a receiver, liquidator, trustee, custodian or other similar official for the Borrower or any Co- Obligor or all or a material part of the Borrower's or any Co- Obligor's assets; (d) the filing of any petition against the Borrower or any Co-Obligor under any bankruptcy law (including, without limitation, the Bankruptcy Code) or other receivership or insolvency law, which petition is not dismissed within sixty (60) days or, if such petition is being contested by the Borrower or any of the Co-Obligors, ninety (90) days, including, without limitation, any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement,


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adjustment or readjustment or other relief of the Borrower or any Co-Obligor, the Borrower's or any Co-Obligor's debts or the Borrower's or any Co-Obligor's assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for the Borrower or any Co-Obligor or a material part of the Borrower's or any Co-Obligor's property; (e) the general assignment by the Borrower or any Co-Obligor for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or any Co-Obligor; or
(f) any corporate action taken by the Borrower or any Co-Obligor to authorize any of the foregoing.

        Section 1.5. EVENT OF DEFAULT. The term "Event of Default" shall mean the occurrence and continuance of any "Default" or "Event of Default" as such terms are defined in the Credit Agreement.

        Section 1.6. SENIOR CREDITORS. The term "Senior Creditors" shall mean the Agent and each Lender entitled to any payments of Senior Debt.

        Section 1.7. SENIOR CREDITORS' DOCUMENTS. The term "Senior Creditors' Documents" shall mean and include, respectively, the Credit Agreement, each other Loan Document and all other documents, instruments and agreements now or hereafter evidencing, guaranteeing or securing the whole or any part of the Senior Debt, including any documents evidencing, guaranteeing or securing any refunding, refinancing or replacement of the Senior Debt now outstanding.

        Section 1.8. SENIOR CREDITORS' SECURITY INTERESTS. The term "Senior Creditors' Security Interests" shall mean the Liens with respect to any of the Collateral granted by the Borrower or any Co-Obligor to the Agent, for the benefit of the Lenders.

        Section 1.9. SENIOR DEBT. The term "Senior Debt" shall mean all indebtedness, obligations and liabilities (including, without limitation, all principal, fees, costs, expenses, indemnifications and interest (including all post-petition interest or court-approved adequate protection payments accruing or allowed to be paid during the pendency of any bankruptcy, insolvency, receivership or similar proceedings under chapter 7 or 11 of the Bankruptcy Code and any other interest that would have accrued but for the commencement of such proceedings ("Post-Petition Interest")) of any kind and nature now or hereafter owed by the Borrower, any Co-Obligor or any other Person to the Agent or any Lender under or secured by any of the Senior Creditors' Documents, as such agreements may be amended or modified from time to time, and any replacements, substitutions, renewals or refinancings thereof.

        Section 1.10. SUBORDINATED INDEBTEDNESS. The term "Subordinated Indebtedness" shall mean the Borrower's or any Co- Obligor's obligation to pay or repay to any Subordinating Creditor



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any loans or intercompany advances made at any time to the Borrower or a
Co-Obligor by any Subordinating Creditor, including all Post- Petition Interest with respect thereto, as any agreements or instruments evidencing the same may be amended or modified from time to time, and any replacements, substitutions, renewals or refinancings thereof.

        Section 1.11. SUBORDINATING CREDITORS. The term "Subordinating Creditors" shall have the meaning set forth in the third recital to this Agreement.

        Section 1.12. SUBORDINATING CREDITORS' DOCUMENTS. The term "Subordinating Creditors' Documents" shall mean and include all documents, instruments and agreements evidencing the whole or any part of the Subordinated Indebtedness.

        Section 1.13. SUBORDINATION NOTICE. The term "Subordination Notice" shall mean the giving by the Agent to the applicable Subordinating Creditor of written notice that an Event of Default has occurred and is continuing under the applicable Senior Creditor Document or would result after giving effect to the next payment with respect to any of the Subordinated Indebtedness.

        All other capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

          Section 2.    Subordination; Standby; No Intercompany Transfers.
                        --------------------------------------------------

     (a) Each Subordinating Creditor agrees that payment of the Subordinated Indebtedness is expressly subordinated to the prior payment in full in cash of all Senior Debt, upon the terms and subject to the conditions contained in this Agreement.

     (b) The Borrower and each Co-Obligor shall not, directly or indirectly, make or agree to make, and no Subordinating Creditor shall accept or receive, any payment or distribution (in cash, property or securities, by set-off or otherwise), direct or indirect, of or on account of any Subordinated Indebtedness, if, at the time of such payment or distribution, or immediately after giving effect thereto, an Event of Default shall have occurred and be continuing.

     (c)  Following an acceleration of the maturity of any of the Senior
Debt (whether as a result of any payment default, any covenant default or otherwise) and as long as such acceleration shall continue unrescinded and unannulled, all of the Senior Debt shall first be paid in full in cash, or provision for such payment shall be made in a manner satisfactory to the Agent, before any payment is made on account of or applied on the Subordinated Indebtedness.





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     (d)  Each payment on the Subordinated Indebtedness by the
Borrower or any Co-Obligor shall be deemed to constitute a representation of the Borrower or such Co-Obligor to the applicable Subordinating Creditor and the Senior Creditors that such payment is permitted to be paid by the Borrower or such Co-Obligor under this Agreement. The applicable Subordinating Creditor shall be entitled to retain such payment unless the Agent shall have notified (in writing) such Subordinating Creditor that the terms of this Agreement, including, without limitation, those set forth in SECTION 2(b), prohibited the Borrower or such Co-Obligor from making such payment on the date such payment was made, in which case such Subordinating Creditor shall deliver such payment or an amount of immediately available funds equal to the amount thereof to the applicable Senior Creditor for application to the payment of any Senior Debt then due within five (5) Business Days of receipt of such notice. Any notice given under this SECTION 2(d) shall constitute a Subordination Notice for all purposes of this SECTION 2.

     (e) The subordination provisions contained herein shall apply with respect to all of the Senior Debt, regardless of how or in what manner the Senior Debt is incurred, or whether the Senior Debt has already been incurred or may be incurred in the future by future advances or other financial accommodations made or extended by any Senior Creditor, or whether such future advances or other financial accommodations are made at the discretion of any Senior Creditor under the Senior Creditors' Documents or pursuant to any commitment or otherwise.

     (f) If any Subordinating Creditor shall attempt to take any Collection Action, the Agent may interpose as a defense or plea the making of this Agreement and the Agent may intervene and interpose such defense in its name or in the name of the Borrower or applicable Co-Obligor, and the Agent may by virtue of this Agreement restrain the enforcement thereof in the name of the Borrower or applicable Co-Obligor or the Agent. No Subordinating Creditor shall accept or receive any Lien on any of the Collateral of the Borrower or applicable Co-Obligor to secure payment of any of the Subordinated Indebtedness. In the event that the Subordinating Creditors are granted a Lien with respect to any of the Subordinated Indebtedness, all such Liens (including, without limitation, any purchase money security interest) in any property of Borrower or any Co-Obligor ("Subordinated Security Interests") are hereby expressly subordinated to Agent's Liens therein.

     (g) Neither the Borrower nor any Co-Obligor shall make or agree to make or commit to be made any loans, advances, investments, contributions to capital or other transfers of assets or property to or in respect of or for the benefit of any Co- Obligor except (i) as permitted under
Section 3 of this Agreement, or (ii) as permitted or required under the Credit Agreement.





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        Section 3.  PERMITTED PAYMENTS.  Subject to the terms of SECTION 2 and only with respect to the Subordinated Indebtedness owed by it, the Borrower or any Co-Obligor may pay to the applicable Subordinating Creditor, and such Subordinating Creditor may accept or receive from the Borrower or such Co-Obligor, the payments of the Subordinated Indebtedness provided for under the Subordinating Creditors' Documents (when and as due without giving effect to any acceleration thereof or any amendment or modification thereof which would have the effect of increasing the amount or frequency of any such payments) only as follows:

     (a) Borrower or any Co-Obligor may make only principal or interest payments on Subordinated Indebtedness owed by it to the applicable Subordinating Creditor on an unaccelerated basis, provided that: (i) there does not then exist, nor after the making of any such payment would there exist, any Event of Default; and (ii) such payments are permitted by the Credit Agreement and any other instrument or agreement pursuant to which there is issued or secured or evidenced any Subordinated Indebtedness of the Borrower or the applicable Co-Obligor.

     (b) Upon the giving of a Subordination Notice by the Agent to any Subordinating Creditor, the subordination and standby provisions of SECTIONS 2 and 5 shall govern and control until the earlier of (i) the date on which the Agent provides such Subordinating Creditor with written notice that there are no currently existing Events of Default under the Senior Creditors' Documents or (ii) the payment in full in cash of the Senior Debt. The Agent shall provide a written notice to the Borrower within thirty (30) calendar days after all Events of Default under the Senior Creditors' Documents are cured or waived to the Agent's satisfaction or the Senior Debt has been paid in full in cash.

        Section 4. SUBORDINATED INDEBTEDNESS OWED ONLY TO SUBORDINATING CREDITORS; FUTURE SUBORDINATED INDEBTEDNESS. Each Subordinating Creditor warrants and represents to the Senior Creditors that such Subordinating Creditor has not previously assigned any interest in any of the Subordinated Indebtedness to any party, that no party owns an interest in any of the Subordinated Indebtedness other than such Subordinating Creditor (whether as joint holder of any Subordinated Indebtedness, participants or otherwise), and that the entire Subordinated Indebtedness is owing to the Subordinating Creditors. The Subordinating Creditors shall not sell, assign or otherwise transfer to any Person any interest in the Subordinated Indebtedness unless the transferee agrees to be bound by all the provisions of this Agreement by an instrument in writing acceptable to the Agent. The parties hereto agree that the Subordinating Creditors, the Borrower and the Co-Obligors shall not create or permit to exist in favor of any Subordinating Creditor any indebtedness that could be considered Subordinated Indebtedness hereunder without the consent of Agent and without first executing an amendment to this Agreement adding the obligee of such





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indebtedness to this Agreement as a Subordinating Creditor if required by the
Agent.

        Section 5. STANDBY PROVISIONS. Until such time as all Senior Debt has been paid in full in cash, no Subordinating Creditor shall take any Collection Action with respect to any of Subordinated Indebtedness.

        Section 6. INSOLVENCY PROCEEDINGS. Upon the occurrence of an Event of Bankruptcy, then and in any such event:

     (a) Each Senior Creditor shall be entitled to receive payment in full in cash (or to have such payment duly provided for in a manner satisfactory to the Agent) of all amounts due or to become due on or in respect of all Senior Debt, before any payment or distribution, whether in cash, property or securities, is made on account of or applied to the Subordinated Indebtedness;

     (b) The Subordinated Indebtedness shall forthwith become due and payable, and any payment or distribution of assets of the Borrower or any Co-Obligor of any kind or character, whether in cash, property or securities, to which any Subordinating Creditor would be entitled except for the provisions of this Agreement, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such payment or distribution, directly to the Agent, or its representative or representatives, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full in cash after giving effect to any concurrent payment or distribution, or provision therefor, to the Agent and to facilitate the foregoing, such Subordinating Creditor will direct each such Person to make all such payments and distributions directly to the Agent;

     (c) Each Subordinating Creditor hereby irrevocably authorizes and empowers the Agent to demand, sue for, collect and receive such Subordinating Creditor's ratable share of all such payments and distributions and to receive and receipt therefor and give acquittance therefor; to file and prove such claims in any statutory or non-statutory proceeding; and in the event that such Subordinating Creditor has not responded prior to five (5) days before any deadline for the taking of any such action, to vote the full amount of Subordinated Indebtedness which is owing in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote at creditors' meetings for the election of trustees, acceptance of plans and otherwise) in the name of such Subordinating Creditor or otherwise, as the Agent may deem necessary or advisable for the enforcement of the subordination provisions hereof. Each Subordinating Creditor hereby agrees, under the circumstances set forth in this Section 6, duly and promptly to take such action as





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may be requested at any time and from time to time by the Agent to collect hereunder and to file appropriate proofs of claim in respect thereof and to execute and deliver such powers of attorney, assignments or other instruments as may be requested by the Agent in order to enable the Agent to enforce any and all claims upon or in respect of the Subordinated Indebtedness and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Indebtedness; and

     (d) Each Subordinating Creditor shall execute and deliver to the Agent all such further instruments and other documentation confirming the above authorization, and all such proofs of claim, assignments of claim and other instruments and other documentation, and shall take all such other action, as may be requested by the Agent to enforce such claims and carry out the purposes of this SECTION 6.

        The Borrower and each Co-Obligor shall give prompt notice to the Senior Creditors and the Subordinating Creditors of any Event of Bankruptcy.

        Upon any payment or distribution of assets of the Borrower or any Co-Obligor referred to in this SECTION 6, the applicable Subordinating Creditor shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any proceeding (which proceeding relates to the Event of Bankruptcy) is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any payment or distribution to such holders, for the purpose of ascertaining the Persons entitled to participate therein, the then outstanding principal amount of the Senior Debt and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this SECTION 6.

        SECTION 7. PAYMENTS OR DISTRIBUTIONS RECEIVED BY A SUBORDINATING CREDITOR. Except as to payments or distributions which a Subordinating Creditor is permitted to accept or receive pursuant to this Agreement, should any payment or distribution be received by any Subordinating Creditor upon or with respect to any of the Subordinated Indebtedness prior to the payment in full in cash of all Senior Debt, such Subordinating Creditor shall receive and hold the same in trust, as trustee, for the benefit of the Senior Creditors and shall forthwith deliver the same to the Agent, in precisely the same form received (except for the endorsement or assignment of such Subordinating Creditor where necessary) for application on the Senior Debt, due or not due, and until so delivered, the same shall be held in trust by such Subordinating Creditor as the property of the Senior Creditors.

        Section 8. SUBROGATION. After all Senior Debt has been paid in full in cash and until the Subordinated Indebtedness has been paid in full, the Subordinating Creditors shall be subrogated





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to the rights of the Senior Creditors to receive distributions with respect to the Senior Debt, to the extent that distributions otherwise payable to the Subordinating Creditors have been applied to the payment of Senior Debt in accordance with the provisions of this Agreement. As between the Borrower or any Co-Obligor, its creditors other than the Senior Creditors and the Subordinating Creditors, a distribution applied to the payment of the Senior Debt in accordance with the provisions of this Agreement which otherwise would have been made to a Subordinating Creditor shall not be deemed a payment by the Borrower or any Co-Obligor on the Subordinated Indebtedness, it being understood that nothing contained in this Agreement is intended to or shall impair, as between the Borrower or the applicable Co-Obligor, its creditors other than the Senior Creditors and the Subordinating Creditors, the obligation of the Borrower or the applicable Co-Obligor, which is absolute and unconditional, to pay to the applicable Subordinating Creditor the principal of and premium, if any, and the interest, if any, on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Subordinating Creditors and creditors of the Borrower or any Co-Obligor other than the Senior Creditors.

        Section 9. TERM. This Agreement shall constitute a continuing agreement among the parties, including, without limitation, their successors and assigns, regardless of whether such successors and assigns are signatories hereto, and any Senior Creditor or its respective successors and assigns may continue, without notice to the Subordinating Creditors, to extend credit and make other accommodations to or for the account of the Borrower or any Co-Obligor in reliance upon the provisions of this Agreement. This Agreement shall be irrevocable by the Subordinating Creditors until all Senior Debt shall have been paid and fully satisfied and all financing arrangements between the Agent and the Borrower and the Co-Obligors pursuant to the Senior Creditors' Documents have been terminated in writing.

        Section 10. ADDITIONAL AGREEMENTS BETWEEN THE AGENT AND BORROWER OR CO-OBLIGORS. The Agent and the Lenders, at any time and from time to time, may enter into such agreement or agreements with the Borrower or any Co-Obligor as the Agent and the Lenders may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting the security underlying any or all of the Senior Debt.

        Section 11. WAIVERS OF SUBORDINATING CREDITORS. All Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement, and each Subordinating Creditor expressly waives all notice of the acceptance by any Senior Creditor of the subordination and other provisions of this Agreement, notice of the incurring of Senior Debt from time to time under the Senior Creditors' Documents and all other notices not specifically required pursuant to the terms of this Agreement or by





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law, and each Subordinating Creditor expressly waives reliance by any Senior
Creditor upon the subordination and other agreements as herein provided.

        Section 12. WAIVERS OF THE AGENT. No waiver shall be deemed to be made by the Agent of any of its rights hereunder, unless the same shall be in writing signed on behalf of the Agent, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Agent in any other respect at any other time.

        Section 13. NOTICE OF DEFAULT. Each party hereto agrees to give to the others copies of any written notices of default, termination, demand for payment, acceleration, foreclosure, exercise of remedies and any other written notice of a like nature, including, without limitation, any such notice which may be given under or pursuant to the terms of any of the applicable Senior Creditors' Documents, or the Subordinating Creditors' Documents, which such party may give to the Borrower or any Co-Obligor hereafter, in each case concurrently with, or as soon as practicable after, the giving of such notice to the Borrower or such Co-Obligor; provided, however, that no failure of any party to give a copy of any such notice as provided herein shall in any event affect the validity or effectiveness of the notice or render the party liable to any other party in any respect or relieve each Subordinating Creditor of its obligations and agreements contained herein.

        Section 14. NOTICES. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by reputable overnight courier service and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Stamford, Connecticut time) (but only if such telecopied document is also delivered by another method permitted by this Agreement by the next Business Day) or, if not, on the next succeeding Business Day; or (c) if delivered by reputable overnight courier, the day such delivery is made by such courier.

          Notices shall be addressed as follows:

          If to the Agent:

                    GENERAL ELECTRIC CAPITAL CORPORATION
                    Commercial Finance, Inc.
                    501 Merritt Seven, Third Floor
                    Norwalk, Connecticut 06851
                    Attn:  Carlisle Plastics Account Manager
                    Telecopy No:  (203) 840-4580





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          If to the Borrower or the Co-Obligors:

                    CARLISLE PLASTICS, INC.
                    One Union Street
                    Boston, Massachusetts 02108
                    Attn: Chief Financial Officer
                    Telecopy No: (617) 523-5428


or at such other address or to any such successor or assign as any party may designate by notice to the other party in accordance with the provisions hereof.

        Section 15. GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS, AND DECISIONS OF THE STATE OF NEW YORK.

        Section 16. PARTIES. This Agreement shall be binding upon, and inure to the benefit of, the Subordinating Creditors and the Senior Creditors and their respective successors and assigns. The terms "Borrower" and "Co-Obligor" as used herein shall also refer to the successors and assigns of the Borrower or such Co- Obligor, including, without limitation, a receiver, trustee, custodian or debtor-in-possession.

        Section 17. CONSENT TO JURISDICTION. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK, AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO IT AT ITS ADDRESS HEREINABOVE SET FORTH, OR AS IT MAY PROVIDE IN WRITING FROM TIME TO TIME, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF NEW YORK.

        Section 18. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES HERETO ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE SENIOR CREDITORS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HERETO

FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE,
MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        Section 19. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

        Section 20. NO AMENDMENTS. There shall be no amendment, modification or supplementation to any Subordinating Creditors' Document or the waiver or termination by the Borrower or any Co- Obligor of any of its material rights thereunder, unless such action is consented to by the Agent or required by any court or governmental agency.

        Section 21. COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

        Section 22. SEVERABILITY. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

                           [SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized representatives as of the day and year first above written.

                              Senior Creditor:

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent for itself and the Lenders


                              By:   /s/ Dan Pengue
                                  --------------------------------
                              Title: Authorized Signatory
                                    ------------------------------

                              Subordinating Creditors:


                              Borrower:

                              CARLISLE PLASTICS, INC.

                              By:   /s/ Rajiv P. Bhatt
                                  -------------------------------

                              Title: Chief Financial Officer
                                    -----------------------------

                              Co-Obligors:

                              POLY-TECH, INC.

                              By:   /s/ Rajiv P. Bhatt
                                  -------------------------------

                              Title: Vice President
                                    -----------------------------

                              RHINO-X INDUSTRIES, INC.

                              By:   /s/ Rajiv P. Bhatt
                                  -------------------------------

                              Title: Chief Financial Officer
                                    -----------------------------

                              AMERICAN WESTERN CORPORATION

                              By:   /s/ Rajiv P. Bhatt
                                  -------------------------------

                              Title: Vice President
                                    -----------------------------

                              A&E PRODUCTS (FAR EAST) LTD.

                              By:   /s/ Rajiv P. Bhatt
                                  -------------------------------

                              Title: Director
                                    -----------------------------

                              PLASTICOS BAJACAL S.A. DE C.V.

                              By:   /s/ Clifford A. Deupree
                                  -------------------------------

                              Title: Sole Administrator
                                    -----------------------------

                              A&E KOREA LTD.

                              By:   /s/ Rajiv P. Bhatt
                                  -------------------------------

                              Title: Vice President
                                    -----------------------------

                              AWC TRANSPORTATION CORPORATION

                              By:   /s/ Rajiv P. Bhatt
                                  -------------------------------

                              Title: Vice President
                                    -----------------------------